SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   June 30, 2006

Credit Suisse (USA), Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-6862	13-1898818
(Commission File Number)	(I.R.S. Employer
Identification No.)

Eleven Madison Avenue, New York, New York	10010
(Address of principal executive office)	(Zip Code)

(212) 325-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(c)           Exhibits

Exhibit 4.01	Form of Note for the Company’s Reverse Convertible Securities Linked to the Performance of Sears Holding Corp due June 29, 2007

Exhibit 4.02	Form of Note for the Company’s Reverse Convertible Securities Linked to the Performance of Lazard Ltd due June 29, 2007

Exhibit 4.03	Form of Note for the Company’s Reverse Convertible Securities Linked to the Performance of Circuit City Stores, Inc. due June 29, 2007

Exhibit 4.04	Form of Note for the Company’s Reverse Convertible Securities Linked to the Performance of Suncor Energy, Inc. due June 29, 2007

Exhibit 4.05	Form of Note for the Company’s Reverse Convertible Securities Linked to the Performance of Corning, Inc. due June 29, 2007

Exhibit 4.06	Form of Note for the Company’s Reverse Convertible Securities Linked to the Performance of NetFlix, Inc. due June 29, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE (USA), INC.

By:	/s/ Peter Feeney
	Name:	Peter Feeney
	Title:	Treasurer

June 30, 2006